UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549



                                FORM 8-K/A - Amendment Number 1
                              CURRENT REPORT
                     Pursuant to Section 13 or 15 (d)
                  of the Securities Exchange Act of 1934





                               July 09, 1996
             Date of Report (Date of earliest event reported)


                            CENIT BANCORP, INC.
          (Exact name of registrant as specified in its charter)


             Delaware                 0-20378                54-1592546
(State or other jurisdiction of (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                        Identification Number)


       225 West Olney Road  Norfolk, Virginia                23510
(Address of principal executive                           (Zip code)
      office)


  Registrant's telephone number, including area code:  (804) 446-6600





CENIT Bancorp, Inc.

Item 5 - Other Events

 On July 3, 1996, the Registrant issued a press release, and the disclosures contained therein are deemed significant to stockholders. Therefore, though not specifically required to be reported on Form 8-K, these disclosures are incorporated by reference to the press release, which is included herein as Schedule A. Additionally, the Branch Purchase and Deposit Assumption Agreement referred to in the press release is included herein as
Exhibit 10.1.

                            SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       CENIT BANCORP, INC.




DATE: July 19, 1996                     /S/ Michael S. Ives
                                       Michael S. Ives
                                       President and Chief Executive Officer



DATE: July 19, 1996                     /S/ John O. Guthrie
                                       John O. Guthrie
                                       Senior Vice President and
                                       Chief Financial Officer




_____________________________________________________________________________
INDEX TO EXHIBITS

Schedule A - July 3, 1996 CENIT Bancorp, Inc. press release     E-2

Exhibit 10.1 - Branch Purchase and Deposit Assumption Agreement E-3 - E-40


                                                                          E-1